UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 7, 2020

Marsh & McLennan Companies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	MMC	New York Stock Exchange
Chicago Stock Exchange
London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 7, 2020, Marsh & McLennan Companies, Inc. (the “Company”) closed its previously announced sale of $750 million aggregate principal amount of its 2.250% Senior Notes due 2030 (“Notes”).

The Notes were registered under the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-226427) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on July 30, 2018 and were offered by means of the Company’s prospectus dated July 30, 2018, as supplemented by the prospectus supplement dated May 4, 2020.

The Notes were issued on May 7, 2020 pursuant to the Indenture dated July 15, 2011, by and between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), filed as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, as supplemented by the Thirteenth Supplemental Indenture (the “Supplemental Indenture”), dated as of May 7, 2020, by and between the Company and the Trustee, filed as Exhibit 4.1 and incorporated herein by reference to the Company’s Current Report on Form 10-K dated February 20, 2020. The form of the Notes is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

In connection with the offering of the Notes, the Company is filing an Underwriting Agreement, entered into by the Company and BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein, attached hereto as Exhibit 1.1.

The foregoing descriptions of the Underwriting Agreement, the Supplemental Indenture and the Notes contained herein are summaries and are qualified in their entirety by the Underwriting Agreement, the Supplemental Indenture and the forms of Notes attached hereto as Exhibits 1.1, 4.1 and 4.2, respectively.

Item 8.01	Other Events

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 4, 2020, between Marsh & McLennan Companies, Inc. and BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.

4.1	Thirteenth Supplemental Indenture, dated May 7, 2020, between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as trustee.

4.2	Form of 2.250% Senior Notes due 2030 (included in Exhibit 4.1 above).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell (included in Exhibit 5.1 above).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & MCLENNAN COMPANIES, INC.

By:	/s/ Katherine J. Brennan
Name:	Katherine J. Brennan
Title:	Deputy General Counsel, Corporate Secretary & Chief Compliance Officer

Date: May 7, 2020